UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2017
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Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)
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Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable
(Former name or former address, if changed since last report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information included under Item 2.02 and the exhibit attached hereto as Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. That information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 1.01 Entry Into a Material Definitive Agreement

On November 1, 2017, Black Stone Minerals Company, L.P., as borrower, Black Stone Minerals, L.P., as parent master limited partnership (the "Partnership"), the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent, entered into the Fourth Amended and Restated Credit Agreement (the "Amended Credit Agreement").

The Amended Credit Agreement extended the maturity date of the credit facility from February 4, 2019 to November 1, 2022, added a swingline facility, and provides increased flexibility for the Partnership with regards to its hedging limitations and other restrictive covenants. There was no change to the borrowing base or the lenders in the bank group and the Amended Credit Agreement is otherwise substantially similar in terms to the previous credit agreement.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.02  Results of Operations and Financial Condition

On November 6, 2017, Black Stone Minerals, L.P. (“Black Stone Minerals”) issued a press release that announced its third quarter 2017 financial and operating results. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended Credit Agreement provided above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
Exhibit Number	Description
10.1
Fourth Amended and Restated Credit Agreement, among Black Stone Minerals Company,
L.P., as Borrower, Black Stone Minerals, L.P., as Parent MLP, Wells Fargo Bank, National
Association, as Administrative Agent, Bank of America, N.A. and Compass Bank, as Co-
Syndication Agents, ZB Bank, N.A. DBA and Amegy Bank National Association, as
Documentation Agent, and the lenders signatory thereto, dated as of November 1, 2017

99.1	Black Stone Minerals, L.P. Press Release, dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: November 6, 2017	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1
Fourth Amended and Restated Credit Agreement, among Black Stone Minerals Company,
L.P., as Borrower, Black Stone Minerals, L.P., as Parent MLP, Wells Fargo Bank, National
Association, as Administrative Agent, Bank of America, N.A. and Compass Bank, as Co-
Syndication Agents, ZB Bank, N.A. DBA and Amegy Bank National Association, as
Documentation Agent, and the lenders signatory thereto, dated as of November 1, 2017

99.1	Black Stone Minerals, L.P. Press Release, dated November 6, 2017

4